EXHIBIT 4.1


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X   NUMBER   X                                                   X   SHARES   X
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                                 CENTREX, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA
                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                  COMMON STOCK


THIS CERTIFIES THAT:



IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

----------------------------------CENTREX, INC.---------------------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Oklahoma, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.


DATED:                                          COUNTERSIGNED:
                                                                   CENTREX, INC.
                         CENTREX, INC.                     9202 So. Toledo Ave.,
                         CORPORATE SEAL                           Tulsa OK 74137
                         1998 OKLAHOMA                            TRANSFER AGENT


                                                BY:


                                                            AUTHORIZED SIGNATURE



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                  SECRETARY                                           PRESIDENT